                       RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                  EVANS WITHYCOMBE RESIDENTIAL, INC. (THE "COMPANY")
                     ACTING IN ITS CAPACITY AS GENERAL PARTNER OF
                         EVANS WITHYCOMBE RESIDENTIAL, L.P.
                            (THE "OPERATING PARTNERSHIP")

                            EFFECTIVE AS OF MARCH 27, 1997

                              CREATION OF NOTES DUE 2004
    WHEREAS, the Company and the Operating Partnership have heretofore filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-19879) (the "Registration Statement") relating to the sale of up to (A) $125,000,000 of one or more of (i) common stock or common shares, par value $0.01 per share, of the Company, (ii) preferred stock, par value $0.01 per share, of the Company, (iii) warrants to purchase common stock and (iv) warrants to purchase preferred stock and
(B) $200,000,000 of debt securities of the Operating Partnership, which may be guaranteed by the Company; and

    WHEREAS, the Board of Directors has determined to issue a series of debt securities (the "Notes") pursuant to an Indenture (the "Indenture"), to be entered into between the Operating Partnership and Bank One, Columbus, NA, as Trustee (the "Trustee"), and to offer and sell the Notes to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan & Co. and J.P. Morgan Securities Inc. (collectively, the "Underwriters"), pursuant to a purchase agreement (the "Purchase Agreement") between the Company and the Underwriters, for reoffering by the Underwriters to the public;

    NOW, THEREFORE, BE IT RESOLVED, that in accordance with Section 301 of the Indenture, the following terms of the Notes are hereby established (terms used in these resolutions having the same definitions as in the Indenture):

   (1) The Notes shall constitute a series of Securities having the title "_____% Notes Due 2004," with the interest rate to be inserted in such designation upon determination thereof as hereinafter provided.

   (2) The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Indenture) shall be up to $75 million.

   (3) The Special Pricing Committee (described below) will determine the percentage of the principal amount at which the Notes will be issued.

   (4) The entire outstanding principal of the Notes shall be payable on April 15, 2004 (the "Maturity Date").

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   (5)   A Special Pricing Committee, which is established by these Resolutions and which consists of Stephen O. Evans and Richard G. Berry, is authorized and directed to determine (i) the interest rate and other terms applicable to the Notes, consistent with these resolutions and (ii) the aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture provided that such aggregate amount shall not be more than $75 million; the date from which interest shall accrue shall be determined by the Special Pricing Committee; the Interest Payment Dates for the Notes on which interest will be payable shall be April 15 and October 15 in each year, beginning October 15, 1997; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date; and the basis upon which interest shall be calculated shall be a 360-day year consisting of twelve 30-day months.

   (6) The place where the principal of and interest on the Notes shall be payable and Notes may be surrendered for the registration of transfer or exchange shall be the Corporate Trust Office of the Trustee at 100 East Broad Street, Columbus, Ohio 43215. The place where notices or demands to or upon the Operating Partnership in respect of the Notes and the indenture may be served shall be the Corporate Trust Office of the Trustee.

   (7) The Notes shall be redeemable at any time at the option of the Operating Partnership, in whole or in part, at a redemption price payable in Dollars and equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest to the redemption date and (ii) the Make-Whole Amount (as defined below), if any.

   (8) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

   (9) The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

  (10)   The Trustee shall also be the Security Registrar and Paying Agent.

  (11) 100% of the outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

  (12) Payments of the principal of and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

  (13) The Notes will be payable on the Maturity Date in an amount equal to 100% of the principal amount thereof plus unpaid interest accrued to the Maturity Date.

  (14) Payments of the principal of and interest on the Notes shall be made in Dollars, and the Holders have no right to elect the currency in which such payments are made.

  (15) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.


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  (16)   (A)  There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Notes set forth in the Indenture.

         (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes, which shall be effective only for so long as any of the Notes is Outstanding:

    LIMITATION ON INCURRENCE OF TOTAL DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than Intercompany Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt is greater than 60% of Total Assets (as defined below).

    LIMITATION ON INCURRENCE OF SECURED DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Secured Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 40% of Total Assets.

    DEBT SERVICE COVERAGE. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Operating Partnership or its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) any increase or decrease in Total Assets, or any other acquisition or disposition by the Operating Partnership or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, had occurred at the beginning of such period, in each case with the appropriate adjustments to net income and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation. For purposes of the adjustments referred to in clause (iii) of the preceding sentence, any income earned (or loss incurred) as a result of any such increase, decrease or other acquisition or disposition referred to in clause (iii) for a period less than such four-quarter period shall be annualized for such four-quarter period.

    MAINTENANCE OF TOTAL UNENCUMBERED ASSETS. The Operating Partnership shall maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of Unsecured Debt (as defined below).

    (C) As used in the Notes, the following terms shall have the meanings set forth below:

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    "Annual Debt Service Charge" for any period means the amount which is expensed for interest on Debt.

    "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for the 12-month period ending on the last day of each month for all properties owned by the Operating Partnership and its Subsidiaries, excluding the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, and adjusted to reflect the assumption that any acquisition or disposition by the Operating Partnership or any Subsidiary of any assets since the first day of such period and any related repayment of Debt had occurred as of the first day of such period with appropriate adjustments with respect to such acquisition or disposition.

    "Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Operating Partnership.

    "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Operating Partnership and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) increases in deferred taxes and other non-cash charges,
(vi) charges resulting from a change in accounting principles, and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash credits.

    "Consolidated Interest Expense" means, for any period, and without duplication, all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities), but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined in accordance with generally accepted accounting principles.

    "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Operating Partnership and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles.

    "Debt" means any indebtedness of the Operating Partnership or any Subsidiary whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Operating Partnership or any of its Subsidiaries


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as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, and (v) to the extent not otherwise included in (i) through
(iv) above, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Operating Partnership or any Subsidiary).

    "Intercompany Debt" means indebtedness owed by the Operating Partnership or any Subsidiary solely to the Operating Partnership or any Subsidiary.

    "Make-Whole Amount" means, in connection with any optional redemption of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made to the date of redemption, over (ii) the aggregate principal amount of the Notes being redeemed.

    "Reinvestment Rate" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

    "Secured Debt" means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

    "Senior Executive Group" means, collectively, those individuals holding the offices of Chairman, President, Chief Executive Officer, Chief Operating Officer, or any Executive Vice President of the Company.

    "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.


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    "Subsidiary" means (i) any corporation, partnership, limited liability company or other entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Operating Partnership, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Operating Partnership or by the Operating Partnership and the Company, any other Subsidiary, and/or one or more individuals of the Senior Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s)), or such individuals' successors in office as an officer of the Company, and (ii) any other entity (other than the Company) the accounts of which are consolidated with the accounts of the Operating Partnership.

    "Total Assets" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the Company issued in the initial public offering of the Company ("IPO") and the units of the Operating Partnership not held by the Company outstanding on the date of the IPO, by $20.00 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, (iii) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, and (iv) cash and restricted cash on the Operating Partnership's balance sheet, HOWEVER, Total Assets shall be reduced by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary.

    "Total Unencumbered Assets" as of any date means Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

    "Unencumbered Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Operating Partnership, less any portion thereof attributable to assets that are mortgaged, pledged or otherwise hypothecated as collateral for Secured Debt.

    "Unsecured Debt" means Debt that is not Secured Debt.

    (17) The Notes shall be issuable only as Registered Securities in permanent global form (without coupons). Beneficial owners of interests in the permanent global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 305 of the Indenture. DTC shall be the depository with respect to the permanent global Note. The form of such permanent global Note filed with the minutes of this meeting and identified as Exhibit B1 is hereby approved.

    (18) The Notes shall not be issuable as Bearer Securities, and a temporary global certificate will not be issued. The permanent global certificate shall be dated the date of original issuance of the Notes.


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

    (19) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

    (20) Sections 1402 and 1403 of the Indenture shall be applicable to the Notes.

    (21) The Notes shall not be issuable in definitive form except under the circumstances described in Section 305 of the Indenture.

    (22) The Operating Partnership shall not pay Additional Amounts with respect to the Notes as contemplated by Section 1012 of the Indenture.

    (23)   There are no additional terms or provisions applicable to the Notes.

    RESOLVED FURTHER, that the terms and provisions of the Notes and the form of Note evidencing the Notes attached as Exhibit B1 hereto be, and hereby are, approved and each of the Chairman of the Board, the President and the Chief Financial Officer of the Company is authorized, on behalf of the Company, as general partner of the Operating Partnership, and where appropriate under the Company's corporate seal, attested by its Secretary or an Assistant Secretary, to execute and deliver the Notes and the Purchase Agreement in the forms approved by the executing officer, such approval to be conclusively evidenced by such officer's execution thereof, provided that any such change shall be consistent with all determinations made by the Board of Directors in these resolutions;

    RESOLVED FURTHER, that all officers of the Company are authorized in the name and on behalf of the Company, in its name and as general partner of the Operating Partnership, to make, execute and deliver or cause to be made, executed and delivered, and to evidence the approval of the Board of Directors of, all such officers' certificates, depository agreements, letters of representation or other agreements or arrangements necessary or appropriate in connection with the administration of any book-entry arrangements for the Notes, and such other agreements, undertakings, documents or instruments, and to perform all such acts and make all such payments, as may, in the judgment of such officers, be necessary, appropriate or desirable to effectuate the purpose of these resolutions, including the performance of the obligations of the Operating Partnership under the Indenture, the Notes, the Purchase Agreement and any other agreement, undertaking, documents or instruments referred to herein or therein;

    RESOLVED FURTHER, that any and all actions heretofore taken by the officers of the Company pursuant to the authority conferred by the preceding resolutions and consistent therewith is ratified, approved and confirmed;


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                                      EXHIBIT B1


                                                           PRINCIPAL AMOUNT

REGISTERED No:                                                  $
CUSIP NO.:

                          EVANS WITHYCOMBE RESIDENTIAL, L.P.
                                  ___% NOTE DUE 2004

    EVANS WITHYCOMBE RESIDENTIAL, L.P., a Delaware limited partnership (hereinafter called the "Issuer", which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________, or registered assignee (the "Holder"), upon presentation, the principal sum of ____________________ DOLLARS on April 15, 2004, and to pay interest on the outstanding principal amount thereon from March __, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year (each an "Interest Payment Date"), commencing October 15, 1997, and at the Stated Maturity, at the rate of __% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such Interest Payment Date which shall be the 15th calendar day preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
Payments of the principal of, and interest on, this Note will be made at the office or agency of the Trustee (hereinafter defined) maintained for that purpose at 100 East Broad Street, Columbus, Ohio 43215, or elsewhere as provided in the Indenture, in United States Dollars; provided, however, that at the option of the Holder hereof payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register kept for the Notes pursuant to Section 305 of the Indenture (the "Note Register") or (ii) transfer to an account of the Person entitled thereto located inside the United States.

    This Note is one of a fully authorized issue of securities of the Issuer (herein called the "Notes"), issued as a series of securities issued and to be issued under an Indenture, dated as of March __, 1997 (herein called the "Indenture"), between the Issuer and Bank One, Columbus, N.A. (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities


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

thereunder of the Issuer, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the "__% Notes Due 2004," limited in aggregate principal amount to $75,000,000.

    The Notes may be redeemed at any time, at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Notes (or portion thereof) (the "Redemption Price").

    If notice has been given as provided in the Indenture and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

    Notice of any optional redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the security register for such Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other things, the Redemption Price and the principal; amount of the Notes held by such Holder to be redeemed.

    The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of such Notes to be redeemed and their redemption date. If less than all of the Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, such Notes to be redeemed in whole or in part.

    "Make-Whole Amount" means, in connection with any optional redemption of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made to the date of redemption, over (ii) the aggregate principal amount of the Notes being redeemed.

    "Reinvestment Rate" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest


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

month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

    "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Note.

    In addition to the covenants of the Issuer contained in the Indenture, the Issuer makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

    LIMITATION ON INCURRENCE OF TOTAL DEBT. The Issuer will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than Intercompany Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries is greater than 60% of Total Assets (as defined below).

    LIMITATION ON INCURRENCE OF SECURED DEBT. In addition to the foregoing limitation on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Secured Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries is greater than 40% of Total Assets.

    DEBT SERVICE COVERAGE. In addition to the foregoing limitation on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period occurred at the beginning of such period (except that, in making such computation under this subsection (ii) or subsection (i) above, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) any increase or decrease in Total Assets, or any other acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, had occurred at the beginning of such period, in each case with the appropriate adjustments to net income and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation. For purposes of the adjustments referred to in clause
(iii) of the preceding sentence, any income earned (or loss incurred) as a result of any such increase, decrease or other acquisition or disposition referred to in clause (iii) for a period less than such four-quarter period shall be annualized for such four-quarter period.

    MAINTENANCE OF TOTAL UNENCUMBERED ASSETS. The Issuer shall maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of Unsecured Debt (as defined below) of the Issuer and its Subsidiaries.

    As used herein, the following terms have the meanings set forth below:

    "Annual Debt Service Charge" for any period means the amount which is expensed for interest on Debt.

    "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for the 12-month period ending on the last day of each month for all properties owned by the Issuer and its Subsidiaries, excluding the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, and adjusted to reflect the assumption that any acquisition or disposition by the Issuer or any Subsidiary of any assets since the first day of such period and any related repayment of Debt had occurred as of the first day of such period with appropriate adjustments with respect to such acquisition or disposition.

    "Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Issuer.

    "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Issuer and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures,
(v) increases in deferred taxes and other non-cash charges, (vi) charges resulting from a change in accounting principles, and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash credits.

    "Consolidated Interest Expense" means, for any period, and without duplication, all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities), but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined in accordance with generally accepted accounting principles.

    "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles.

    "Debt" means any indebtedness of the Issuer or any Subsidiary whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Issuer or any Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Issuer or any of its Subsidiaries as lessee which is reflected in the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, and (v) to the extent not otherwise included in
(i) through (iv) above, any obligation by the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Issuer or any Subsidiary).

    "Intercompany Debt" means indebtedness owed by the Issuer or any Subsidiary solely to the Issuer or any Subsidiary.

    "Secured Debt" means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

    "Senior Executive Group" means, collectively, those individuals holding the offices of Chairman, President, Chief Executive Officer, Chief Operating Officer, or any Executive Vice President of Evans Withycombe Residential, Inc. (the "General Partner").

    "Subsidiary" means (i) any corporation, partnership, limited liability company or other entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Issuer, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Issuer or by the Issuer and the General Partner, any other Subsidiary, and/or one or more individuals of the Senior Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s)), or such individuals' successors in office as an officer of the General Partner, and (ii) any other entity (other than the General Partner) the accounts of which are consolidated with the accounts of the Issuer.

    "Total Assets" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the General Partner issued in the initial public offering of the General Partner ("IPO") and the units of the Issuer not held by the General Partner outstanding on the date of the IPO, by $20.00 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the General Partner on the date of the IPO, (iii) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Issuer or shares of common stock of the General Partner issued in connection therewith) or developed after the IPO by the Issuer or any Subsidiary, and (iv) cash and restricted cash on the Issuer's balance sheet, HOWEVER, Total Assets shall be reduced by the amount of the proceeds of any real estate assets disposed of after the IPO by the Issuer or any Subsidiary.

    "Total Unencumbered Assets" as of any date means Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

    "Unencumbered Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Issuer, less any portion thereof attributable to assets that are mortgaged, pledged or otherwise hypothecated as collateral for Secured Debt.

    "Unsecured Debt" means Debt that is not Secured Debt.

    If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of, and interest on, this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for the Notes duly executed by, the Holder hereof or his attorney duly authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall, be affected by notice to the contrary.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    THE INDENTURE AND THE NOTES INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

    Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

    IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal this _______ day of _________________, 199__.

                             EVANS WITHYCOMBE RESIDENTIAL, L.P.

                             By:  Evans Withycombe Residential, Inc.,
                                  General Partner

                                  By:_____________________

                                  Name:___________________

                                  Title:__________________

Attest:

By:___________________

Name:_________________

Title:________________

[SEAL]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

    This is one of the Notes of the series designated "__% Notes Due 2004" pursuant to the within-mentioned Indenture.

[__________________________],

By:________________________

    Authorized Signatory

                                   ASSIGNMENT FORM

                      FOR VALUE RECEIVED, the undersigned hereby
                           sells, assigns and transfers to

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)


--------------------------------------------------------------------------------

the within Note of EVANS WITHYCOMBE RESIDENTIAL, L.P. and

--------------------------------------------------------------------------------
hereby does irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within-named Trust with full power of substitution in the premises.



Dated:
      ------------------------------        --------------------------------

                                            --------------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                EXHIBIT C

                              CREATION OF NOTES DUE 2007

    WHEREAS, the Company and the Operating Partnership have heretofore filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-19879) (the "Registration Statement") relating to the sale of up to (A) $125,000,000 of one or more of (i) common stock or common shares, par value $0.01 per share, of the Company, (ii) preferred stock, par value $0.01 per share, of the Company, (iii) warrants to purchase common stock and (iv) warrants to purchase preferred stock and
(B) $200,000,000 of debt securities of the Operating Partnership, which may be guaranteed by the Company; and

    WHEREAS, the Board of Directors has determined to issue a series of debt securities (the "Notes") pursuant to the Indenture (the "Indenture"), to be entered into between the Operating Partnership and Bank One, Columbus, NA, as Trustee (the "Trustee"), and to offer and sell the Notes to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan & Co. and J.P. Morgan Securities Inc. (collectively, the "Underwriters"), pursuant to a purchase agreement (the "Purchase Agreement") between the Company and the Underwriters, for reoffering by the Underwriters to the public;

    NOW, THEREFORE, BE IT RESOLVED, that in accordance with Section 301 of the Indenture, the following terms of the Notes are hereby established (terms used in these resolutions having the same definitions as in the Indenture):

    (1) The Notes shall constitute a series of Securities having the title "_____% Notes Due 2007," with the interest rate to be inserted in such designation upon determination thereof as hereinafter provided.

    (2) The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Indenture) shall be up to $50 million.

    (3) The Special Pricing Committee (described below) will determine the percentage of the principal amount at which the Notes will be issued.

    (4) The entire outstanding principal of the Notes shall be payable on April 15, 2007 (the "Maturity Date").

    (5) A Special Pricing Committee, which is established by these Resolutions and which consists of Stephen O. Evans and Richard G. Berry, is authorized and directed to determine (i) the interest rate and other terms applicable to the Notes, consistent with these resolutions and (ii) the aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture provided that such aggregate amount shall not be more than $50 million; the date from which interest shall accrue shall be determined by the Special Pricing Committee; the Interest Payment Dates for the Notes on which interest will be payable shall be April 15 and October 15 in each year, beginning October 15, 1997; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date; and the basis upon which interest shall be calculated shall be a 360-day year consisting of twelve 30-day months.

    (6) The place where the principal of and interest on the Notes shall be payable and Notes may be surrendered for the registration of transfer or exchange shall be the Corporate Trust Office of the Trustee at 100 East Broad Street, Columbus, Ohio 43215. The place where notices or demands to or upon the Operating Partnership in respect of the Notes and the indenture may be served shall be the Corporate Trust Office of the Trustee.

    (7) The Notes shall be redeemable at any time at the option of the Operating Partnership, in whole or in part, at a redemption price payable in Dollars and equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest to the redemption date and (ii) the Make-Whole Amount (as defined below), if any.

    (8) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

    (9) The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

    (10)   The Trustee shall also be the Security Registrar and Paying Agent.

    (11) 100% of the outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to
Section 502 of the Indenture.

    (12) Payments of the principal of and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

    (13) The Notes will be payable on the Maturity Date in an amount equal to 100% of the principal amount thereof plus unpaid interest accrued to the Maturity Date.

    (14) Payments of the principal of and interest on the Notes shall be made in Dollars, and the Holders have no right to elect the currency in which such payments are made.

    (15) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

    (16)   (A)     There shall be no deletions from, modifications of or
additions to the Events of Default with respect to the Notes set forth in the Indenture.

           (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes, which shall be effective only for so long as any of the Notes is Outstanding:

    LIMITATION ON INCURRENCE OF TOTAL DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than Intercompany Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt is greater than 60% of Total Assets (as defined below).

    LIMITATION ON INCURRENCE OF SECURED DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Secured Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 40% of Total Assets.

    DEBT SERVICE COVERAGE. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Operating Partnership or its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) any increase or decrease in Total Assets, or any other acquisition or disposition by the Operating Partnership or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, had occurred at the beginning of such period, in each case with the appropriate adjustments to net income and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation. For purposes of the adjustments referred to in clause (iii) of the preceding sentence, any income earned (or loss incurred) as a result of any such increase, decrease or other acquisition or disposition referred to in clause (iii) for a period less than such four-quarter period shall be annualized for such four-quarter period.

    MAINTENANCE OF TOTAL UNENCUMBERED ASSETS. The Operating Partnership shall maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of Unsecured Debt (as defined below).

    (C) As used in the Notes, the following terms shall have the meanings set forth below:

    "Annual Debt Service Charge" for any period means the amount which is expensed for interest on Debt.

    "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for the 12-month period ending on the last day of each month for all properties owned by the Operating Partnership and its Subsidiaries, excluding the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, and adjusted to reflect the assumption that any acquisition or disposition by the Operating Partnership or any Subsidiary of any assets since the first day of such period and any related repayment of Debt had occurred as of the first day of such period with appropriate adjustments with respect to such acquisition or disposition.

    "Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Operating Partnership.

    "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Operating Partnership and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) increases in deferred taxes and other non-cash charges,
(vi) charges resulting from a change in accounting principles, and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash credits.

    "Consolidated Interest Expense" means, for any period, and without duplication, all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities), but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined in accordance with generally accepted accounting principles.

    "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Operating Partnership and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles.

    "Debt" means any indebtedness of the Operating Partnership or any Subsidiary whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Operating Partnership or any of its Subsidiaries as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, and (v) to the extent not otherwise included in (i) through
(iv) above, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Operating Partnership or any Subsidiary).

    "Intercompany Debt" means indebtedness owed by the Operating Partnership or any Subsidiary solely to the Operating Partnership or any Subsidiary.

    "Make-Whole Amount" means, in connection with any optional redemption of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made to the date of redemption, over (ii) the aggregate principal amount of the Notes being redeemed.

    "Reinvestment Rate" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

    "Secured Debt" means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

    "Senior Executive Group" means, collectively, those individuals holding the offices of Chairman, President, Chief Executive Officer, Chief Operating Officer, or any Executive Vice President of the Company.

    "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

    "Subsidiary" means (i) any corporation, partnership, limited liability company or other entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Operating Partnership, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Operating Partnership or by the Operating Partnership and the Company, any other Subsidiary, and/or one or more individuals of the Senior Executive Group

(or, in the event of death or disability of any of such individuals, his/her respective legal representative(s)), or such individuals' successors in office as an officer of the Company, and (ii) any other entity (other than the Company) the accounts of which are consolidated with the accounts of the Operating Partnership.

    "Total Assets" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the Company issued in the initial public offering of the Company ("IPO") and the units of the Operating Partnership not held by the Company outstanding on the date of the IPO, by $20.00 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, (iii) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, and (iv) cash and restricted cash on the Operating Partnership's balance sheet, HOWEVER, Total Assets shall be reduced by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary.

    "Total Unencumbered Assets" as of any date means Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

    "Unencumbered Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Operating Partnership, less any portion thereof attributable to assets that are mortgaged, pledged or otherwise hypothecated as collateral for Secured Debt.

    "Unsecured Debt" means Debt that is not Secured Debt.

    (17) The Notes shall be issuable only as Registered Securities in permanent global form (without coupons). Beneficial owners of interests in the permanent global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 305 of the Indenture. DTC shall be the depository with respect to the permanent global Note. The form of such permanent global Note filed with the minutes of this meeting and identified as Exhibit C1 is hereby approved.

    (18) The Notes shall not be issuable as Bearer Securities, and a temporary global security will not be issued. The permanent global certificate shall be dated the date of original issuance of the Notes.

    (19) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

    (20) Sections 1402 and 1403 of the Indenture shall be applicable to the Notes.

    (21) The Notes shall not be issuable in definitive form except under the circumstances described in Section 305 of the Indenture.

    (22) The Operating Partnership shall not pay Additional Amounts with respect to the Notes as contemplated by Section 1012 of the Indenture.

    (23)   There are no additional terms or provisions applicable to the Notes.

    RESOLVED FURTHER, that the terms and provisions of the Notes and the form of Note evidencing the Notes attached as Exhibit C1 hereto be, and hereby are, approved and each of the Chairman of the Board, the President and the Chief Financial Officer of the Company is authorized, on behalf of the Company, as general partner of the Operating Partnership, and where appropriate under the Company's corporate seal, attested by its Secretary or an Assistant Secretary, to execute and deliver the Notes and the Purchase Agreement in the forms approved by the executing officer, such approval to be conclusively evidenced by such officer's execution thereof, provided that any such change shall be consistent with all determinations made by the Board of Directors in these resolutions;

    RESOLVED FURTHER, that all officers of the Company are authorized in the name and on behalf of the Company, in its name and as general partner of the Operating Partnership, to make, execute and deliver or cause to be made, executed and delivered, and to evidence the approval of the Board of Directors of, all such officers' certificates, depository agreements, letters of representation or other agreements or arrangements necessary or appropriate in connection with the administration of any book-entry arrangements for the Notes, and such other agreements, undertakings, documents or instruments, and to perform all such acts and make all such payments, as may, in the judgment of such officers, be necessary, appropriate or desirable to effectuate the purpose of these resolutions, including the performance of the obligations of the Operating Partnership under the Indenture, the Notes, the Purchase Agreement and any other agreement, undertaking, documents or instruments referred to herein or therein;

    RESOLVED FURTHER, that any and all actions heretofore taken by the officers of the Company pursuant to the authority conferred by the preceding resolutions and consistent therewith is ratified, approved and confirmed;

                                      EXHIBIT C1

                                                           PRINCIPAL AMOUNT
REGISTERED No:                                                  $

CUSIP NO.:

                          EVANS WITHYCOMBE RESIDENTIAL, L.P.
                                  ___% NOTE DUE 2007

    EVANS WITHYCOMBE RESIDENTIAL, L.P., a Delaware limited partnership (hereinafter called the "Issuer", which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________, or registered assignee (the "Holder"), upon presentation, the principal sum of ____________________ DOLLARS on April 15, 2007, and to pay interest on the outstanding principal amount thereon from March __, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year (each an "Interest Payment Date"), commencing October 15, 1997, and at the Stated Maturity, at the rate of __% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such Interest Payment Date which shall be the 15th calendar day preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
Payments of the principal of, and interest on, this Note will be made at the office or agency of the Trustee (hereinafter defined) maintained for that purpose at 100 East Broad Street, Columbus, Ohio 43215, or elsewhere as provided in the Indenture, in United States Dollars; provided, however, that at the option of the Holder hereof payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register kept for the Notes pursuant to Section 305 of the Indenture (the "Note Register") or (ii) transfer to an account of the Person entitled thereto located inside the United States.

    This Note is one of a fully authorized issue of securities of the Issuer (herein called the "Notes"), issued as a series of securities issued and to be issued under an Indenture, dated as of March __, 1997 (herein called the "Indenture"), between the Issuer and Bank One, Columbus, N.A. (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is one of the series designated as the "__% Notes Due 2007," limited in aggregate principal amount to $50,000,000.

    The Notes may be redeemed at any time, at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Notes (or portion thereof) (the "Redemption Price").

    If notice has been given as provided in the Indenture and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

    Notice of any optional redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the security register for such Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other things, the Redemption Price and the principal; amount of the Notes held by such Holder to be redeemed.

    The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of such Notes to be redeemed and their redemption date. If less than all of the Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, such Notes to be redeemed in whole or in part.

    "Make-Whole Amount" means, in connection with any optional redemption of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made to the date of redemption, over (ii) the aggregate principal amount of the Notes being redeemed.

    "Reinvestment Rate" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

    "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

    The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Note.

    In addition to the covenants of the Issuer contained in the Indenture, the Issuer makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

    LIMITATION ON INCURRENCE OF TOTAL DEBT. The Issuer will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than Intercompany Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries is greater than 60% of Total Assets (as defined below).

    LIMITATION ON INCURRENCE OF SECURED DEBT. In addition to the foregoing limitation on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Secured Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries is greater than 40% of Total Assets.

    DEBT SERVICE COVERAGE. In addition to the foregoing limitation on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had occurred at the beginning of such period (except that, in making such computation under this subsection (ii) or subsection (i) above, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) any increase or decrease in Total Assets, or any other acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, had occurred at the beginning of such period, in each case with the appropriate adjustments to net income and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation. For purposes of the adjustments referred to in clause
(iii) of the preceding sentence, any income earned (or loss incurred) as a result of any such increase, decrease or other acquisition or disposition referred to in clause (iii) for a period less than such four-quarter period shall be annualized for such four-quarter period.

    MAINTENANCE OF TOTAL UNENCUMBERED ASSETS. The Issuer shall maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of Unsecured Debt (as defined below) of the Issuer and its Subsidiaries.

    As used herein, the following terms have the meanings set forth below:

    "Annual Debt Service Charge" for any period means the amount which is expensed for interest on Debt.

    "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for the 12-month period ending on the last day of each month for all properties owned by the Issuer and its Subsidiaries, excluding the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, and adjusted to reflect the assumption that any acquisition or disposition by the Issuer or any Subsidiary of any assets since the first day of such period and any related repayment of Debt had occurred as of the first day of such period with appropriate adjustments with respect to such acquisition or disposition.

    "Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Issuer.

    "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Issuer and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures,
(v) increases in deferred taxes and other non-cash charges, (vi) charges resulting from a change in accounting principles, and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash credits.

    "Consolidated Interest Expense" means, for any period, and without duplication, all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities), but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined in accordance with generally accepted accounting principles.

    "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles.

    "Debt" means any indebtedness of the Issuer or any Subsidiary whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Issuer or any Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Issuer or any of its Subsidiaries as lessee which is reflected in the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, and (v) to the extent not otherwise included in
(i) through (iv) above, any obligation by the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Issuer or any Subsidiary).

    "Intercompany Debt" means indebtedness owed by the Issuer or any Subsidiary solely to the Issuer or any Subsidiary.

    "Secured Debt" means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

    "Senior Executive Group" means, collectively, those individuals holding the offices of Chairman, President, Chief Executive Officer, Chief Operating Officer, or any Executive Vice President of Evans Withycombe Residential, Inc. (the "General Partner").

    "Subsidiary" means (i) any corporation, partnership, limited liability company or other entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Issuer, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Issuer or by the Issuer and the General Partner, any other Subsidiary, and/or one or more individuals of the Senior Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s)), or such individuals' successors in office as an officer of the General Partner, and (ii) any other entity (other than the General Partner) the accounts of which are consolidated with the accounts of the Issuer.

    "Total Assets" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the General Partner issued in the initial public offering of the General Partner ("IPO") and the units of the Issuer not held by the General Partner outstanding on the date of the IPO, by $20.00 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the General Partner on the date of the IPO, (iii) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Issuer or shares of common stock of the General Partner issued in connection therewith) or developed after the IPO by the Issuer or any Subsidiary, and (iv) cash and restricted cash on the Issuer's balance sheet, HOWEVER, Total Assets shall be reduced by the amount of the proceeds of any real estate assets disposed of after the IPO by the Issuer or any Subsidiary.

    "Total Unencumbered Assets" as of any date means Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

    "Unencumbered Annualized EBITDA After Minority Interest" means Annualized EBITDA after minority interest, if any, in Subsidiaries of the Issuer, less any portion thereof attributable to assets that are mortgaged, pledged or otherwise hypothecated as collateral for Secured Debt.

    "Unsecured Debt" means Debt that is not Secured Debt.

    If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of, and interest on, this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for the Notes duly executed by, the Holder hereof or his attorney duly authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall, be affected by notice to the contrary.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    THE INDENTURE AND THE NOTES INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

    Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

    IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal this _______ day of _________________, 199__.

                             EVANS WITHYCOMBE RESIDENTIAL, L.P.

                             By:  Evans Withycombe Residential, Inc.,
                                  General Partner

                                  By:_________________________

                                  Name:_______________________

                                  Title:______________________

Attest:

By:_______________________

Name:_____________________

Title:____________________

[SEAL]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

    This is one of the Notes of the series designated "__% Notes Due 2007" pursuant to the within-mentioned Indenture.

[_________________________],

By:_______________________
   Authorized Signatory

                                   ASSIGNMENT FORM

                      FOR VALUE RECEIVED, the undersigned hereby
                           sells, assigns and transfers to

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)


--------------------------------------------------------------------------------

the within Note of EVANS WITHYCOMBE RESIDENTIAL, L.P. and

--------------------------------------------------------------------------------
hereby does irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the within-named Trust with full power of substitution in the premises.


Dated:
     -------------------------                   -----------------------------


                                                 -----------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.